UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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 FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2025

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SMITH-MIDLAND CORPORATION
(Exact name of Registrant as specified in its charter)

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Delaware	1-13752	54-1727060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 300, 5119 Catlett Road

Midland, Virginia 22728

(Address of principal executive offices)

Registrant’s telephone number, including area code: (504) 439-3266

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SMID	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Note: This Form 8-K relates both to the inability of Smith-Midland Corporation to timely file its Form 10-K for the year ended December 31, 2024 and the employment of a new Chief Financial Officer.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 17, 2025, Smith-Midland Corporation (the “Company”) received a letter from Nasdaq indicating that it was not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires the timely filing of all required periodic financial reports with the Securities and Exchange Commission. The required filing in question is the Company’s Annual Report in Form 10-K for the year ended December 31, 2024 (the “Form 10-K”). As referenced in the Company’s recent filing of Form 12b-25, the delay in filing the Form 10-K is related to the Company requiring additional time to complete its financial reporting close process, including management's assessment of the Company's internal control over financial reporting, as to which material weakness existence will be made, and to gather information required to complete auditing procedures. The Company expects to file the Form 10-K in the near future.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2025, Dominic L. Hunter, age 62, commenced employment as Chief Financial Officer of the Company.

Prior to joining the Company, Mr. Hunter served as Chief Financial Officer of iVenture Accounting Group, a public accounting firm, from June 2024 to March 2025. From September 2020 to March 2024, Mr. Hunter was Chief Financial Officer of VersaTech, Inc., an IT services government contractor. From March 2025 to April 2025 and from March 2024 to June 2024, Mr. Hunter provided private consulting services. Mr. Hunter was Chief Financial Officer and Chief Operating Officer of The O’Gara Group, a private equity backed holding company that builds armored vehicles for the military and the Department of State, from 2016 to 2020 and Chief Financial Officer of Cyberpoint International, a provider of cybersecurity solutions to the United States and international intelligence community from 2013 to 2016. From 2007 to 2013 Mr. Hunter held multiple roles, including Vice President and Assistant Corporate Controller, at SRA International, Inc., a publicly traded company. Mr. Hunter graduated with a B.S. in Accounting from the University of Virginia McIntire School of Commerce.

There are no arrangements or understandings between Mr. Hunter and any other person pursuant to which Mr. Hunter was selected to serve as Chief Financial Officer of the Company, nor are there related party transactions requiring disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On April 23, 2025, the Company issued a press release announcing the above-detailed changes. The press release issued by the Company in connection with the announcement is attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit No	Exhibit Description

99.1	Press release, dated April 23, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information filed as Exhibit 99.1 to this Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH-MIDLAND CORPORATION

Dated: April 23, 2025	By:	/s/ Ashley B. Smith
Chief Executive Officer

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